Vector Group Ltd. is a holding company that owns Liggett Group LLC, Vector Tobacco Inc., Zoom E-Cigs LLC, and New Valley LLC. New Valley owns a 70.59% interest in Douglas Elliman Realty, LLC. Pro-Forma Adjusted Revenues LTM 6/30/141 EXECUTIVE MANAGEMENT Howard M. Lorber President and Chief Executive Officer Richard J. Lampen Executive Vice President J. Bryant Kirkland III Vice President, Chief Financial Officer and Treasurer Marc N. Bell Vice President, General Counsel and Secretary Ronald J. Bernstein President and Chief Executive Officer of Liggett Group LLC and Liggett Vector Brands LLC • New Valley, which owns 70.59% of Douglas Elliman Realty, LLC, is a diversified real estate company that is seeking to acquire additional operating companies and real estate properties. • New Valley has invested approximately $150 million, as of June 30, 2014, in a broad portfolio of 18 domestic and international real estate investments. • Douglas Elliman is the largest residential real estate brokerage firm in the New York metropolitan area and the fourth-largest in the U.S. • Douglas Elliman’s closings totaled $16.6 billion for the twelve months ended June 30, 2014 and it has more than 5,000 agents and 70 offices throughout the New York metropolitan area, South Florida and Los Angeles. 10-Year Stockholder Return TOBACCO REAL ESTATE Real Estate Tobacco E-Cigarettes This summary contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We have identified these forward-looking statements using words such as “could” and similar expressions. These statements reflect our current beliefs. Accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results, performance or achievements to differ materially from those expressed in, or implied by, such statements. • Fourth-largest cigarette manufacturer in the U.S. with a strong family of brands — Pyramid, Grand Prix, Liggett Select, Eve and Eagle 20’s — representing 12% share of the discount market. • Focused on brand strength and long-term profit growth, while continuing to evaluate opportunities to pursue incremental volume and margin growth. • Annual cost advantage of approximately $160 million due to favorable treatment under the Master Settlement Agreement. • The only cigarette company to have reached a comprehensive settlement resolving substantially all of the individual Engle progeny product liability cases pending in Florida. The Engle progeny cases have represented the most significant litigation against the U.S. cigarette industry in recent years. • 2014 expiration of the Tobacco Transition Payment Program could yield substantial incremental free cash flow. TTPP payments were approximately $28.7 million in 2013. COMPANY HIGHLIGHTS • Headquartered in Miami with an executive office in Manhattan and tobacco operations in North Carolina • Employs approximately 1,000 people • Executive management and directors beneficially own 17% of the Company • Reported cash of $506 million and investments with fair value of $289 million at June 30, 2014 • Recognized as one of America’s Most Trustworthy Companies by Forbes in 2013 • In 2014, entered e-cigarette category with national rollout of Zoom, a superior disposable product featuring Tobacco and Menthol flavors. E-CIGARETTES Real Estate Tobacco Corporate and Other PF2011 PF2012 PF2013 LTM 6-2014 $174M $186M $199M $206M $20M $21M $51M $61M ($15M) ($13M) ($14M) ($18M) $179M $193M $248M$237M $1.009B $546M $8M TOTAL $1.563B Vector is a largely underfollowed company with a highly competent management team and numerous ways to unlock value “ “ Barron’s Online, August 14, 2014 Oppenheimer analyst Ian Zaffino 2 10-Year Stockholder Return from September 30, 2004 to September 30, 2014. Assumes reinvestment of dividends received. The Company’s net income for the periods presented was $75M, $31M, $39M and $38M, respectively. The Company’s revenues for LTM June 30, 2014 were $1.331B. Pro-forma Adjusted EBITDA and Pro-forma Adjusted Revenues are non-GAAP financial measures that are presented assuming the Company’s acquisition of the additional 20.59% interest in Douglas Elliman Realty LLC, and the related purchase accounting adjustments, occurred prior to beginning of each period presented. For a re conciliation of Pro-forma Adjusted EBITDA to net income and Pro-forma Adjusted Revenues to revenues, please see Vector Group Ltd.’s Current Report on Form 8-K, filed on October 6, 2014 (Commission File Number 1-5759). 1 Pro-Forma Adjusted EBITDA1 Contact: Emily Deissler of Sard Verbinnen & Co (212) 687-8080 VGR Total Return 504% (19.7% CAGR) 2 0 100 200 300 400 2006 2007 2008 2009 2010 2011 2012 2013 201420052004 S&P 500 Total Return 118% (8.10% CAGR) 2 500 www.vectorgroupltd.com October 1, 2014